                     OPPENHEIMER MULTIPLE STRATEGIES FUND
                   Supplement dated January 13, 2003 to the
                      Prospectus dated November 22, 2002

The Prospectus is changed as follows:

The  Prospectus  is changed  by  replacing  the  paragraph  titled  "Portfolio
Management Team" on page 15 with the following:

   "Portfolio  Managers.  Effective  January 13, 2003,  the equity  portion of the Fund's  portfolio is managed by Emmanuel  Ferreira,  supported by other members  of the  Manager's  value  portfolio  team,  and  the  fixed-income portion of the  portfolio  is managed by Angelo  Manioudakis,  supported by other members of the Manager's  high-grade  fixed-income team. Mr. Ferriera
   and  Mr.   Manioudakis   are  primarily   responsible  for  the  day-to-day
   management  of the Fund's  portfolio  and are Vice  Presidents of the Fund.
   Mr.  Ferreira is a Vice  President of the Manager and Mr.  Manioudakis is a
   Senior  Vice  President  of the  Manager.  Prior to joining  the Manager in
   January 2003, Mr. Ferreira was a portfolio  manager at Lashire  Investments
   (1999-2003),  and a senior  analyst at Mark Asset  Management  (1997-1999).
   Prior to joining the Manager,  Mr.  Manioudakis was a portfolio  manager at
   Morgan Stanley Investment Management (from August 1993 to April 2002)."

January 13, 2003                                            PS0240.025